Exhibit 99.2

INDEX TO PRO FORMA FINANCIAL STATEMENTS

Carey Watermark Investors Incorporated:

Pro Forma Condensed Consolidated Financial Information

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012 (Unaudited)	3
Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2012 (Unaudited)	4
Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011 (Unaudited)	5
Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)	6

CAREY WATERMARK INVESTORS INCORPORATED

The pro forma condensed consolidated financial statements of Carey Watermark Investors Incorporated (“we, us, and our”), which are unaudited, have been prepared based on our historical financial statements. Our pro forma condensed consolidated balance sheet as of September 30, 2012 has been prepared as if the significant investments acquired during the fourth quarter of 2012 (Courtyard San Diego Mission Valley and our other significant investment, described herein) had been acquired as of September 30, 2012. Our pro forma condensed consolidated statements of operations for the nine months ended September 30, 2012 and the year ended December 31, 2011 have been prepared as if our investment in the Courtyard San Diego Mission Valley and our other significant investments and related financings (also noted herein) had occurred on January 1, 2011. Pro forma adjustments are intended to reflect what the effect would have been, had we held our ownership interests as of January 1, 2011, less amounts which have been recorded in our historical condensed consolidated statements of operations. In our opinion, all adjustments necessary to reflect the effects of these investments have been made. The pro forma condensed consolidated financial information should be read in conjunction our Quarterly Report on Form 10-Q for the nine months ended September 30, 2012 and the historical consolidated financial statements and notes thereto of our Annual Report on Form 10-K for the year ended December 31, 2011.

The pro forma information is not necessarily indicative of the financial condition or results of operations had the investments occurred on or been in effect during the periods indicated, nor are they necessarily indicative of the financial position, cash flows or results of operations of future periods. In addition, the provisional acquisition accounting is preliminary and therefore subject to change. Those changes could have a material effect on the financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

September 30, 2012

(Unaudited)

		Pro Forma Adjustments
		Other 2012		Courtyard San Diego Mission Valley
	Historical	Acquisition (a)		Acquisition		Pro Forma
Assets
Investments in real estate:
Hotels, at cost	$55,245,800	$-		$85,000,000	A	$140,245,800
Accumulated depreciation	(620,662)	-		-		(620,662)
Net investments in hotels	54,625,138			85,000,000		139,625,138
Equity investments in real estate	32,820,570	13,170,406	A	-		45,990,976
Net investments in real estate	87,445,708	13,170,406		85,000,000		185,616,114
Cash and cash equivalents	41,540,616	(13,170,406)	A	(85,000,000)	A	27,600,416
				51,500,000	A
				(2,624,219)	A
				(555,150)	A
				35,909,575	B
Due from affiliates	89,597	-				89,597
Intangible assets, net	20,966	-				20,966
Accounts receivable	655,523	-				655,523
Restricted cash	5,901,921	-				5,901,921
Other assets	1,858,785	-		555,150	A	2,413,935
Total assets	$137,513,116	$-		$84,785,356		$222,298,472

Liabilities and Equity
Liabilities:
Non-recourse debt	$36,683,081	$-		$51,500,000	A	$88,183,081
Accounts payable, accrued expenses and other liabilities	3,490,882	-		-		3,490,882
Due to affiliates	727,287	-		-		727,287
Distributions payable	1,222,045	-		-		1,222,045
Total liabilities	42,123,295	-		51,500,000		93,623,295

Commitments and contingencies

Equity
CWI stockholders’ equity:
Common stock	11,104	-		35,910	B	47,014
Additional paid-in capital	98,082,469	-		35,873,665	B	133,956,134
Distributions in excess of accumulated losses	(3,205,840)	-		(2,624,219)	A	(5,830,059)
Accumulated other comprehensive income	(32,992)	-		-		(32,992)
Less, treasury stock at cost	(228,064)	-		-		(228,064)
Total CWI stockholders’ equity	94,626,677	-		33,285,356		127,912,033
Noncontrolling interest	763,144	-		-		763,144
Total equity	95,389,821	-		33,285,356		128,675,177
Total liabilities and equity	$137,513,116	$-		$84,785,356		$222,298,472

(a) Represents the acquisition of the Westin Atlanta Venture

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2012

(Unaudited)

		Pro Forma Adjustments
		Other 2012		Courtyard San Diego Mission Valley		Weighted -
	Historical	Acquisitions (a)		Acquisition		Average Shares		Pro Forma

Hotel Revenue
Rooms	$4,627,249	$6,538,608	C	$9,705,827	C			$20,871,684
Food and beverage	1,398,388	1,902,471	C	1,139,675	C			4,440,534
Other hotel revenue	688,487	1,217,755	C	840,853	C			2,747,095
	6,714,124	9,658,834		11,686,355				28,059,313

Other Revenue
Other real estate income	63,750	-		-				63,750
	6,777,874	9,658,834		11,686,355				28,123,063

Operating Expenses
Hotel Expenses
Rooms	(1,254,008)	(1,834,063)	D	(1,553,137)	D			(4,641,208)
Food and beverage	(1,097,496)	(1,842,004)	D	(899,846)	D			(3,839,346)
Repairs and maintenance	(315,910)	(583,478)	D	(310,556)	D			(1,209,944)
Utilities	(373,422)	(442,829)	D	(297,622)	D			(1,113,873)
Sales and marketing	(593,280)	(986,351)	D	(1,509,055)	D			(3,088,686)
Management fees	(103,341)	(348,367)	D	(328,159)	D			(779,867)
General and administrative	(604,389)	(1,516,685)	D	(673,082)	D			(2,794,156)
Depreciation and amortization	(621,021)	(1,072,319)	D	(2,003,043)	D			(3,696,383)
Property taxes and insurance	(312,592)	(476,468)	D	(459,582)	D			(1,248,642)
Operating expenses	(427,665)	(663,902)	D	(119,655)	D			(1,211,222)
	(5,703,124)	(9,766,466)		(8,153,737)				(23,623,327)
Other Operating Expenses
Acquisition-related expenses	(2,825,925)	2,519,262	E	-				(306,663)
Management expenses	(479,302)	-		-				(479,302)
Corporate general and administrative	(1,187,488)	-		-				(1,187,488)
Asset management fees	(358,447)	(283,217)	F	(324,534)	F			(966,198)
	(4,851,162)	2,236,045		(324,534)				(2,939,651)

Other Income and (Expenses)
Income from equity investments in real estate	1,345,034	723,669	G	-				2,068,703
Other income	84,875	-		-				84,875
Bargain purchase gain	3,809,441	(3,809,441)	H	-				-
Interest expense	(559,205)	(876,154)	I	(1,870,544)	I			(3,305,903)
	4,680,145	(3,961,926)		(1,870,544)				(1,152,325)

Income (loss) from operations before income taxes	903,733	(1,833,513)		1,337,540				407,760
(Provision for) benefit from income taxes	(255,763)	83,173	J	(35,244)	J			(207,834)

Net income (loss)	647,970	(1,750,340)		1,302,296				199,926
Loss (income) attributable to noncontrolling interests	872,384	(487,557)	K	-				384,827
Net income (loss) attributable to CWI Stockholders	$1,520,354	$(2,237,897)		$1,302,296				$584,753

Basic and diluted net income per share attributable to CWI Stockholders	$0.20							$0.04

Basic and Diluted Weighted Average Shares Outstanding	7,508,313					7,314,310	L	14,822,623

(a) Represents the acquisitions of the following hotels: Hampton Inn Boston-Braintree; Hilton Garden Inn New Orleans French Quarter; Lake Arrowhead Resort and Spa; and Westin Atlanta Venture

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

(Unaudited)

		Pro Forma Adjustments
				Other 2012	Courtyard San Diego Mission Valley			Weighted -
	Historical	2011 Acquisitions (a)		Acquisitions (b)		Acquisition		Average Shares		Pro Forma

Hotel Revenue
Rooms	$-	$-		$14,374,258	C	$11,491,151	C			$25,865,409
Food and beverage	-	-		4,900,175	C	1,535,325	C			6,435,500
Other hotel revenue	-	-		2,573,430	C	1,178,903	C			3,752,333
	-	-		21,847,863		14,205,379				36,053,242

Operating Expenses
Hotel Expenses
Rooms	-	-		(4,094,619)	D	(1,951,233)	D			(6,045,852)
Food and beverage	-	-		(4,106,945)	D	(1,142,936)	D			(5,249,881)
Repairs and maintenance	-	-		(1,250,443)	D	(397,316)	D			(1,647,759)
Utilities	-	-		(1,008,983)	D	(411,918)	D			(1,420,901)
Sales and marketing	-	-		(1,878,136)	D	(1,537,130)	D			(3,415,266)
Management fees	-	-		(536,913)	D	(403,134)	D			(940,047)
General and administrative	-	-		(2,620,118)	D	(822,836)	D			(3,442,954)
Depreciation and amortization	-	-		(2,263,664)	D	(2,670,724)	D			(4,934,388)
Property taxes and insurance	-	-		(874,943)	D	(605,824)	D			(1,480,767)
Operating expenses	-	-		(1,790,348)	D	(181,478)	D			(1,971,826)
	-	-		(20,425,112)		(10,124,529)				(30,549,641)
Other Operating Expenses
Acquisition related expenses	(498,472)	481,604	E	-		-				(16,868)
Management expenes	(487,574)	-		-		-				(487,574)
Corporate general and administrative	(626,065)	-		-		-				(626,065)
Asset management fees	(170,694)	(184,212)	F	(448,870)	F	(432,712)	F			(1,236,488)
	(1,782,805)	297,392		(448,870)		(432,712)				(2,366,995)

Other Income and (Expenses)
Income (loss) from equity investments in real estate	1,081,590	698,910	G	(2,431,868)	G	-				(651,368)
Interest expense	(10,642)	-		(1,854,330)	I	(2,480,030)	I			(4,345,002)

(Loss) income from operations before income taxes	(711,857)	996,302		(3,312,317)		1,168,108				(1,859,764)
Provision for income taxes	-	-		(293,224)	J	(92,887)	J			(386,111)

Net (loss) income	(711,857)	996,302		(3,605,541)		1,075,221				(2,245,875)
Loss attributable to noncontrolling interests	-	-		906,086	K	-				906,086
Net (loss) income attributable to CWI Stockholders	$(711,857)	$996,302		$(2,699,455)		$1,075,221				$(1,339,789)

Basic and diluted net loss per share attributable to CWI Stockholders	$(0.27)									$(0.11)

Basic and Diluted Weighted Average Shares Outstanding	2,630,328							9,902,105	L	12,532,433

(a) Represents the acquisition of the following hotels: Long Beach Venture and Hyatt French Quarter Venture

(b) Represents the acquisitions of the following hotels: Hampton Inn Boston-Braintree; Hilton Garden Inn New Orleans French Quarter; Lake Arrowhead Resort and Spa; and Westin Atlanta Venture

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

Note 1. Basis of Presentation

The pro forma condensed consolidated balance sheet as of September 30, 2012 and the pro forma condensed consolidated statement of operations for the nine months ended September 30, 2012 were derived from the unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2012. The pro forma condensed consolidated statement of operations for the year ended December 31, 2011 was derived from the historical audited consolidated financial statements as of and for the year ended December 31, 2011 included in our Annual Report on Form 10-K.

Note 2. Historical Acquisitions

2011 Acquisitions

The following investments are reflected in our historical condensed consolidated balance sheet at September 30, 2012 and in the historical condensed consolidated statement of operations for the year ended December 31, 2011 reflecting their results of operations from their respective dates of acquisition through December 31, 2011.

Long Beach Venture

On May 5, 2011, we entered into a joint venture investment in Long Beach Hotel Properties, LLC with LBHP-Ensemble Hotel Partners, LLC (“Ensemble”), the members of which were the then owners of the leasehold interests in two waterfront hotel properties in Long Beach, California: the Doubletree Long Beach - Hotel Maya, (the “Hotel Maya”); and the Residence Inn Long Beach Downtown (the “Residence Inn”).

We acquired a 49% noncontrolling interest in this venture (the “Long Beach Venture”) with assets totaling $43,642,044, which includes our allocable share of the Long Beach Venture’s debt of $22,851,003, a capital contribution of $19,699,086 and an acquisition fee of $1,085,206 paid to the advisor as well as other transaction costs. On the date of our acquisition, the Long Beach Venture’s total capitalization, including partner equity and debt, was approximately $88,000,000. We have the right, subject to certain conditions, to increase our ownership in the Long Beach Venture to 50%. Our investment was financed in part by a $4,000,000 loan from a subsidiary of W. P. Carey Inc., which was repaid in full at maturity on June 6, 2011. Our investment was made in the form of a preferred equity interest that carries a cumulative preferred dividend of 9.5% per year and is senior to Ensemble’s equity interest.

Both properties were subject to pre-existing mortgage financing at the date of our acquisition. The debt on the Hotel Maya, which was refinanced in June 2012, is a three-year $15,000,000 mortgage that bears interest at LIBOR plus 2.5% per year maturing July 1, 2015. The interest rate on this obligation is effectively capped at 4.5% through an interest rate hedge. The loan is interest only for the first three years and has a 30-year amortization period thereafter. The financing on the Residence Inn is a 10-year, $31,875,000 mortgage that bears interest at 7.25% per year maturing September 1, 2017. The Long Beach Venture is a guarantor of the mortgage financing on the Hotel Maya. Ensemble has agreed to be responsible for, and has indemnified us regarding, any and all amounts due under the guarantee.

Hyatt French Quarter Venture

On September 6, 2011, we entered into a joint venture investment with HRI Properties (“HRI”), the owner of the leasehold interests in the Chateau Bourbon Hotel, an upscale full-service hotel located in the French Quarter of New Orleans, Louisiana, and an adjacent parking garage. The property also includes approximately 20,000 square feet of leasable commercial space. On May 15, 2012, we began operating the hotel as the Hyatt French Quarter Hotel.

We acquired an approximately 80% noncontrolling interest in the joint venture (the “Hyatt French Quarter Venture”) with assets totaling $31,300,000, which includes our commitment related to our allocable share of the Hyatt French Quarter Venture’s debt and a capital contribution of $12,300,000. We paid an acquisition fee to our advisor in the amount of $857,072. The Hyatt French Quarter Venture’s expected project funding, including partner equity and debt, is approximately $45,700,000. Our investment was made in the form of a preferred equity interest that carries a cumulative preferred dividend of 8.5% per year and is senior to HRI’s equity interest. The Hyatt French Quarter Venture is subject to joint control and, therefore, we use the equity method to account for this investment.

The hotel is subject to $23,800,000 of debt financing, consisting of a non-amortizing $22,800,000 mortgage with a fixed annual interest rate of 11.5% maturing September 2, 2014 and a $1,000,000 non-recourse unsecured community development loan from the State of Louisiana with a fixed annual interest rate of 1.0% maturing September 1, 2018. Our investment was financed in part by a $2,000,000 loan from a subsidiary of W. P. Carey Inc., which was repaid in full on October 6, 2011.

Other 2012 Acquisitions

The following investments have been reflected in the historical condensed consolidated balance sheet at September 30, 2012 and in the historical condensed consolidated statement of operations for the nine months ended September 30, 2012 from their respective dates of acquisition through September 30, 2012.

Hampton Inn

On May 31, 2012, we acquired the Hampton Inn Boston/Braintree (the “Hampton Inn Boston-Braintree”) from NMG-Braintree, LLC, an unaffiliated third party, for $12,500,000. The 4-story, 103-room select service hotel is located in Braintree, Massachusetts. The hotel is managed by StepStone Hospitality. In connection with this acquisition, we paid acquisition costs of $601,571, which are reflected in the historical condensed consolidated statement of operations for the nine months ended September 30, 2012. We have reflected a pro forma adjustment, described below, to exclude these costs in our pro forma condensed consolidated statement of operations.

Hilton Garden Inn New Orleans French Quarter

On June 8, 2012, we acquired an 87.56% controlling interest in the Hilton Garden Inn New Orleans French Quarter/CBD venture (the “Hilton Garden Inn New Orleans French Quarter”) for a capital contribution of $9,910,000. The noncontrolling interest is held by HRI, an unaffiliated third party and the former property owner. The 155-room select service hotel is located in New Orleans, Louisiana. The hotel is managed by HRI Lodging, Inc., an affiliate of HRI. Our investment was made in the form of a preferred equity interest that carries a cumulative preferred dividend of 8.5% per year and is senior to HRI’s equity interest. The noncontrolling interest was recorded at its fair value of $1,408,118. The venture, which we consolidate, acquired the property for $17,584,500 and paid acquisition costs of $786,027. Our pro forma loss and income attributable to noncontrolling interests would be approximately $678,676 and $276,315, for the year ended December 31, 2011 and the nine months ended September 30, 2012, respectively, based upon our cumulative 8.5% preferred dividend on our initial capital contribution. Acquisition costs of $786,027 are reflected in the historical condensed consolidated statement of operations for the nine months ended September 30, 2012. We have reflected a pro forma adjustment, described below, to exclude these costs in our pro forma condensed consolidated statement of operations.

Lake Arrowhead Resort

On July 9, 2012, we acquired a 97.35% controlling interest in the Lake Arrowhead Resort & Spa for a total investment of approximately $25,900,000, which includes a cash investment of approximately $8,345,000 and our allocable share of the venture’s debt. The Lake Arrowhead Resort and Spa venture’s total capitalization, including partner equity and debt, is approximately $26,700,000. Our investment was made in the form of a preferred equity interest on which our return is calculated as follows: (i) first, 100% to us until such time as we have earned a 25.0% internal rate of return with respect to our contribution and (ii) thereafter, 35.0% of distributions to us and 65.0% to our partner. The noncontrolling interest is held by Fulton Village Green Investors, LLC, an unaffiliated third party and the former property owner. The 173-room resort is located in Lake Arrowhead, California. The hotel is managed by Crescent Hotels and Resorts.

Acquisition costs of $1,131,664 are reflected in the historical condensed consolidated statement of operations for the nine months ended September 30, 2012. We have reflected a pro forma adjustment, described below, to exclude these costs in our pro forma condensed consolidated statement of operations. Had the acquisition costs been absorbed by the venture partner, the amount of losses absorbed by the venture partner during the periods presented would have been reduced up to the venture partner’s equity.

Note 3. Pro Forma Adjustments

A.  Investments

Other 2012 Acquisitions

Westin Atlanta Venture

On October 3, 2012, we acquired a 57% non-controlling interest in the CWI AM Atlanta Perimeter Hotel, LLC venture (“Westin Atlanta Venture”) with Arden-Marcus Perimeter LLC, a joint venture between The Arden Group, Inc. and Marcus Hotels & Resorts, a division of The Marcus Corporation, from an affiliate of DiamondRock Hospitality Company, an unaffiliated third party, for a capital contribution of $12,355,727 to the Westin Atlanta Venture plus an acquisition fee of $814,679 to the advisor, which was capitalized. This venture owns the 372-room Westin Atlanta Perimeter North hotel located in Atlanta, Georgia. A $14,400,000 renovation is expected to be completed in early 2014. The hotel will be managed by Marcus Hotels & Resorts, which also has an approximately 11% indirect interest in the Westin Atlanta Venture. The Arden Group, Inc. holds the remaining 32% indirect interest in the Westin Atlanta Venture. Our investment was made in the form of a preferred equity interest, which entitles us to a cumulative, compound preferred return of 8.5% per year through December 31, 2014.

In connection with the acquisition, the venture obtained a non-recourse mortgage loan of up to $35,000,000 maturing October 2, 2015 with the option for two one-year extensions. The annual interest rate during the initial three-year term and first extension term is 6.0% plus one-month LIBOR, which has been effectively fixed at 7.0% through the use of an interest rate cap that matures at the end of the initial three-year term.

Courtyard San Diego Mission Valley

On December 6, 2012, we acquired the Courtyard San Diego Mission Valley/Hotel Circle (the “Courtyard San Diego Mission Valley”) from Gaslamp Holdings, LLC, an unaffiliated third party, for $85,000,000. The 317-room select-service hotel is located in San Diego’s Hotel Circle. The hotel is managed by Evolution Hospitality, LLC. In connection with this acquisition, we paid acquisition costs of $2,624,219, which is reflected as a charge to distributions in excess of accumulated losses in the pro forma condensed consolidated balance sheet as of September 30, 2012.

We acquired the Courtyard San Diego Mission Valley property through a wholly-owned subsidiary and obtained a mortgage in the amount of $51,500,000. The mortgage requires monthly interest only payments beginning with the initial payment and continuing for a period of twelve months and 25-year amortization through the remaining term of the loan. The loan has an initial term of five years with two one-year extension options. The stated interest rate of one-month LIBOR plus 3.75% has effectively been fixed at approximately 4.6% through an interest rate swap agreement, maturing December 6, 2017. We capitalized $555,150 of deferred financing costs related to this loan, which are amortized over the term of the loan.

B. Fundraising

At September 30, 2012, we would not have had sufficient cash on hand to acquire the Courtyard San Diego Mission Valley property; therefore for pro forma purposes, we assumed we would have used offering proceeds of $35,909,575 through the issuance of 4,197,770 shares to complete this transaction. We have reflected this as a pro forma adjustment in the condensed consolidated balance sheet at September 30, 2012.

C. Hotel Revenue

Pro forma adjustments for hotel revenues related to our 2012 acquisitions are derived from the historical financial statements of each of our investments. The pro forma adjustments for the nine months ended September 30, 2012 represent revenues earned from January 1, 2012 to their respective acquisition dates and are as follows:

	Nine Months Ended September 30, 2012
		Hilton Garden Inn			Courtyard
	Hampton Inn	New Orleans	Lake Arrowhead	Total Other 2012	San Diego
	Boston-Braintree	French Quarter	Resort and Spa	Acquisitions	Mission Valley
Rooms	$1,379,851	$3,194,670	$1,964,087	$6,538,608	$9,705,827
Food and beverage	18,186	235,717	1,648,568	1,902,471	1,139,675
Other hotel income	40,067	278,115	899,573	1,217,755	840,853
	$1,438,104	$3,708,502	$4,512,228	$9,658,834	$11,686,355

	Year Ended December 31, 2011
		Hilton Garden Inn			Courtyard
	Hampton Inn	New Orleans	Lake Arrowhead	Total Other 2012	San Diego
	Boston-Braintree	French Quarter	Resort and Spa	Acquisitions	Mission Valley
Rooms	$3,585,543	$5,911,216	$4,877,499	$14,374,258	$11,491,151
Food and beverage	112,275	620,418	4,167,482	4,900,175	1,535,325
Other hotel income	-	951,534	1,621,896	2,573,430	1,178,903
	$3,697,818	$7,483,168	$10,666,877	$21,847,863	$14,205,379

D.  Hotel Expenses

Pro forma adjustments for hotel expenses related to our 2012 acquisitions are derived from the historical financial statements of each of our investments except for those related to depreciation and amortization. Pro forma adjustments reflect depreciation and amortization of the acquired assets at fair value on a straight-line basis using an estimated useful life not to exceed 40 years for building and building improvements, two to eleven years for furniture, fixtures and equipment and approximately 15 years for intangible assets. The pro forma adjustments for the nine months ended September 30, 2012 represent expenses recognized from January 1, 2012 to their respective acquisition dates and are as follows:

	Nine Months Ended September 30, 2012
		Hilton Garden Inn			Courtyard
	Hampton Inn Boston-Braintree	New Orleans French Quarter	Lake Arrowhead Resort and Spa	Total Other 2012 Acquisitions	San Diego Mission Valley
Rooms	$(323,535)	$(893,493)	$(617,035)	$(1,834,063)	$(1,553,137)
Food and beverage	-	(294,596)	(1,547,408)	(1,842,004)	(899,846)
Repairs and maintenance	(76,663)	(206,646)	(300,169)	(583,478)	(310,556)
Utilities	(79,268)	(117,366)	(246,195)	(442,829)	(297,622)
Sales and marketing	(195,463)	(329,333)	(461,555)	(986,351)	(1,509,055)
Management fees	(83,584)	(150,019)	(114,764)	(348,367)	(328,159)
General and administrative	(156,419)	(305,187)	(1,055,079)	(1,516,685)	(673,082)
Depreciation and amortization	(230,359)	(251,997)	(589,963)	(1,072,319)	(2,003,043)
Property taxes and insurance	(61,966)	(133,301)	(281,201)	(476,468)	(459,582)
Operating expenses	(42,428)	(214,875)	(406,599)	(663,902)	(119,655)
	$(1,249,685)	$(2,896,813)	$(5,619,968)	$(9,766,466)	$(8,153,737)

	Year Ended December 31, 2011
		Hilton Garden Inn			Courtyard
	Hampton Inn Boston-Braintree	New Orleans French Quarter	Lake Arrowhead Resort and Spa	Total Other 2012 Acquisitions	San Diego Mission Valley
Rooms	$(774,096)	$(2,003,077)	$(1,317,446)	$(4,094,619)	$(1,951,233)
Food and beverage	-	(675,748)	(3,431,197)	(4,106,945)	(1,142,936)
Repairs and maintenance	(174,814)	(457,884)	(617,745)	(1,250,443)	(397,316)
Utilities	(238,866)	(291,923)	(478,194)	(1,008,983)	(411,918)
Sales and marketing	(466,422)	(697,684)	(714,030)	(1,878,136)	(1,537,130)
Management fees	(168,889)	(145,903)	(222,121)	(536,913)	(403,134)
General and administrative	(281,824)	(718,420)	(1,619,874)	(2,620,118)	(822,836)
Depreciation and amortization	(552,862)	(583,239)	(1,127,563)	(2,263,664)	(2,670,724)
Property taxes and insurance	(161,406)	(298,055)	(415,482)	(874,943)	(605,824)
Operating expenses	(123,780)	(735,111)	(931,457)	(1,790,348)	(181,478)
	$(2,942,959)	$(6,607,044)	$(10,875,109)	$(20,425,112)	$(10,124,529)

E.  Acquisition-Related Expenses

Acquisition costs related to our Hampton Inn Boston-Braintree, Hilton Garden Inn New Orleans French Quarter and Lake Arrowhead Resort and Spa investments, aggregating $2,519,262, are reflected in the historical condensed consolidated statement of operations for the nine months ended September 30, 2012. We have reflected a pro forma adjustment to exclude the total in our pro forma condensed consolidated statement of operations for the nine months ended September 30, 2012.

Acquisition costs of $481,604 related to our Long Beach Venture and Hyatt French Quarter Venture are reflected in the historical statement of operations for the year ended December 31, 2011. We have reflected a pro forma adjustment to exclude these costs in our pro forma condensed consolidated statement of operations for the year ended December 31, 2011.

F.  Asset Management Fees

We pay our advisor an annual asset management fee equal to 0.50% of the aggregate average monthly market value of our investments. Pro forma adjustments for such fees are reflected in the accompanying pro forma condensed consolidated statements of operations in order to reflect what the fee would have been had the investments been made on January 1, 2011. The pro forma adjustments for the Long Beach Venture and Hyatt French Quarter Venture for the year ended December 31, 2011 represent incremental asset management fees that would have been incurred in addition to asset management fees presented in the historical financial statements. The pro forma adjustments for Hampton Inn Boston-Braintree, Hilton Garden Inn New Orleans French Quarter and Lake Arrowhead Resort and Spa for the nine months ended September 30, 2012 represent incremental asset management fees that would have been incurred in addition to asset management fees presented in the historical financial statements.

	Nine Months Ended	Year Ended
	September 30, 2012	December 31, 2011
Long Beach Venture	$-	$(72,792)
Hyatt French Quarter Venture	-	(111,420)
Total 2011 Acquisitions	$-	$(184,212)

Hampton Inn Boston-Braintree	(30,994)	(73,862)
Hilton Garden Inn New Orleans French Quarter	(41,423)	(94,983)
Lake Arrowhead Resort and Spa	(92,010)	(121,638)
Westin Atlanta Venture	(118,790)	(158,387)
Total Other 2012 Acquisitions	$(283,217)	$(448,870)

Courtyard San Diego Mission Valley	$(324,534)	$(432,712)

G.  Income from Equity Investments in Real Estate

Earnings for our equity method investments are recognized in accordance with each respective investment agreement and are based upon the allocation of the investment’s net assets at book value as if the investment were hypothetically liquidated at the end of each reporting period. Under the conventional approach to accounting for equity investments, an investor applies its percentage ownership interest to the venture’s net income to determine the investor’s share of the earnings or losses of the venture. This approach is not applicable if the venture’s capital structure gives different rights and priorities to its investors as it is difficult to describe an investor’s interest in a venture simply as a specified percentage. As we have priority return on our investments, we follow the hypothetical liquidation at book value method in determining our share of the ventures’ earnings or losses for the reporting period as this method better reflects our claim on the ventures’ book value at the end of each reporting period. Due to our preferred interests, we are not responsible and will not reflect losses to the extent our partners continue to have equity in the investments.

Based on the hypothetical liquidation at book value method, our pro forma equity in earnings in the Long Beach Venture would have been $735,000 for the year ended December 31, 2011. Our pro forma equity in earnings in the Hyatt French Quarter

Venture would have been approximately $1,045,500 for the year ended December 31, 2011 based upon our cumulative 8.5% preferred dividend on our cash contribution. The historical statements of operations for the year ended December 31, 2011 includes $735,000 and $346,590 related to equity earnings from the Long Beach Venture and Hyatt French Quarter Venture, respectively, since their acquisition dates. Accordingly, we have included a pro forma adjustment of $698,910 representing the incremental difference related to the Hyatt French Quarter Venture.

Based on the hypothetical liquidation at book value method, our pro forma equity in (loss) earnings in the Westin Atlanta Venture would have been approximately $723,669 and $(2,431,868) for the nine months ended September 30, 2012 and the year ended December 31, 2011, respectively.

H.  Bargain Purchase Gain

A bargain purchase gain of $3,809,441 is reflected in the historical statement of operations for the nine months ended September 30, 2012 related to our acquisition of Lake Arrowhead Resort and Spa. We have reflected a pro forma adjustment to exclude this transaction-related gain in our pro forma condensed consolidated statement of operations for the nine months ended September 30, 2012, as this is not expected to have a recurring impact on us.

I.  Interest Expense

Other 2012 Acquisitions

We acquired the Hampton Inn Boston-Braintree through a wholly-owned subsidiary and obtained a mortgage in the amount of up to $9,800,000, of which $7,930,581 was drawn upon purchase. The mortgage has an initial 36-month term plus options for two 12-month extensions and a maturity date of May 31, 2015. The interest rate is effectively fixed at 5.0% for the first 36 months. The loan is interest-only for the first 12 months and has a 25-year amortization period thereafter. We have reflected pro forma adjustments of $166,322 and $402,036 for the nine months ended September 30, 2012 and the year ended December 31, 2011, respectively, in order to reflect what the expense would have been had the investment and related financing been made on January 1, 2011.

We acquired the Hilton Garden Inn New Orleans French Quarter through a wholly-owned subsidiary and obtained a non-recourse mortgage in the amount of $11,000,000. The mortgage requires monthly principal and interest payments beginning August 1, 2012 and has a 30-year amortization period thereafter. The interest rate is fixed at 5.3% and the loan matures July 1, 2019. We have reflected pro forma adjustments of $258,547 and $587,627 for the nine months ended September 30, 2012 and the year ended December 31, 2011, respectively, in order to reflect what the expense would have been had the investment and related financing been made on January 1, 2011.

We acquired Lake Arrowhead Resort and Spa through a wholly-owned subsidiary, subject to a mortgage, which we assumed. The mortgage has a 36-month term maturing July 1, 2015. The mortgage agreement allows early settlement at any time prior to maturity upon 60 days notice with no penalty at a discounted amount of up to $18,000,000 comprised of a discounted payoff of $16,000,000 and a lender participation payment of up to $2,000,000, provided there is no uncured event of default under the loan agreement. The $16,000,000 portion of the loan is interest-only with an interest rate of 3.0% in year 1, 4.0% in year 2 and 6.0% in year 3. The $2,000,000 portion of the loan does not bear interest therefore, upon assumption of the mortgage; we recorded a fair market value adjustment of $270,000. We have reflected pro forma adjustments of $451,285 and $864,667 for the nine months ended September 30, 2012 and the year ended December 31, 2011, respectively, in order to reflect what the expense would have been, using the effective interest method, had the investment and related financing been made on January 1, 2011.

The combined pro forma adjustments to interest expense described above were $876,154 and $1,854,330 for the nine months ended September 30, 2012 and the year ended December 31, 2011, respectively.

Courtyard San Diego Mission Valley

We acquired the Courtyard San Diego Mission Valley through a wholly-owned subsidiary and obtained a mortgage in the amount of $51,500,000. The mortgage requires monthly interest only payments beginning with the initial payment and continuing for a period of twelve months and 25-year amortization through the remaining term of the loan. The loan has an initial term of five years with two one-year extension options. The stated interest rate of one-month LIBOR plus 3.75% has effectively been fixed at approximately 4.6% through an interest rate swap agreement, maturing December 6, 2017. We capitalized $555,150 of deferred financing costs related to this loan, which are amortized over the term of the loan. We have reflected pro forma adjustments of $1,870,544 and $2,480,030 for the nine months ended September 30, 2012 and the year ended December 31, 2011, respectively, in order to reflect what the expense would have been had the investment and related financing been made on January 1, 2011, using an interest rate of approximately 4.6%.

J. (Provision For) Benefit From Income Taxes

We have reflected pro forma adjustments related to each of our investments based upon estimated effective tax rates for each investment which take into account the fact that certain activities are taxable and other activities are pass-through items for income tax purposes. These pro forma adjustments reflect what the income tax provisions would have been had the investments been made on January 1, 2011. The pro forma adjustments for the nine months ended September 30, 2012 represent incremental tax expense that would have been incurred in addition to income tax presented in the historical financial statements, when applicable.

	Nine Months Ended	Year Ended
	September 30, 2012	December 31, 2011
Hampton Inn Boston-Braintree	$(31,349)	$(79,704)
Hilton Garden Inn New Orleans French Quarter	(129,663)	(69,823)
Lake Arrowhead Resort and Spa	244,185	(143,697)
Total Other 2012 Acquisitions	$83,173	$(293,224)

Courtyard San Diego Mission Valley	$(35,244)	$(92,887)

K. (Income) Loss Attributable to Noncontrolling Interests

Our pro forma adjustments to (income) loss attributable to noncontrolling interests for our Hilton Garden Inn New Orleans French Quarter investment would have been approximately $(260,147) and $678,676 for the nine months ended September 30, 2012 and the year ended December 31, 2011, respectively, based upon our cumulative 8.5% preferred dividend on our initial capital contribution.

Our pro forma adjustments to (income) loss attributable to noncontrolling interests for our Lake Arrowhead Resort and Spa investment would have been approximately $(227,410) and $227,410, for the nine months ended September 30, 2012 and the year ended December 31, 2011, respectively, based upon our 12.0% preferred equity interest calculation. Noncontrolling interest is not required to fund any losses upon depletion of its initial equity.

The combined pro forma adjustments to (income) loss attributable to noncontrolling interest described above were $(487,557) and $906,086 for the nine months ended September 30, 2012 and the year ended December 31, 2011, respectively.

L.  Weighted Average Shares

The pro forma weighted average shares outstanding were determined as if the number of shares required to raise the funds used for each acquisition included in these pro forma condensed consolidated financial statements were issued on January 1, 2011.